SECURITIES AND EXCHANGE COMMISSION



                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                  July 25, 2001
                (Date of Report, date of earliest event reported)



                     KEYSTONE CONSOLIDATED INDUSTRIES, INC.
             (Exact name of Registrant as specified in its charter)



 Delaware                        1-3919                           37-0364250
(State or other               (Commission                        (IRS Employer
jurisdiction of                File Number)                      Identification
incorporation)                                                         No.)



       5430 LBJ Freeway, Suite 1740, Dallas, TX                  75240-2697
       (Address of principal executive offices)                  (Zip Code)



                                 (972) 450-0028
              (Registrant's telephone number, including area code)



             (Former name or address, if changed since last report)


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Item 5:        Other Events

         On July 25, 2001, the registrant, Keystone Consolidated Industries, Inc., issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  Exhibit

         Item No.           Exhibit Index
         ----------         ------------------------------------------

         99.1 Press release dated July 25, 2001 issued by Keystone Consolidated Industries, Inc.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          KEYSTONE CONSOLIDATED INDUSTRIES, INC.
                                          (Registrant)




                                          By: /s/ Robert W. Singer
                                              ----------------------------
                                              Robert W. Singer
                                              President




Date:  July 25, 2001



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